EXHIBIT 99.1
                                 ------------

                 Computational Materials prepared by Deutsche.

                                RAST03A5 -- A2




Deutsche Bank Securities     CMO Trading 212-469-2669

Balance                  $100,000,000.00     Delay                     24                          WAC
Coupon                   5.5000              Dated                     04/01/2003                  NET
Settle                   04/29/2003          First Payment             05/25/2003                  WAM

------------------------ ----------------- ------------------ ------------------ ------------------- ------------------

         Price                50 PPC            75 PPC             100 PPC            125 PPC             150 PPC
------------------------ ----------------- ------------------ ------------------ ------------------- ------------------
                                    Yield              Yield              Yield               Yield              Yield
------------------------ ----------------- ------------------ ------------------ ------------------- ------------------
                 100-10             5.438              5.397              5.351               5.300              5.250
                 100-14             5.415              5.367              5.313               5.252              5.192
                 100-18             5.392              5.337              5.274               5.204              5.135
                 100-22             5.369              5.307              5.236               5.156              5.078
                 100-26             5.346              5.277              5.197               5.108              5.021
                 100-30             5.324              5.247              5.159               5.060              4.964
                 101-02             5.301              5.217              5.121               5.013              4.907
                 101-06             5.278              5.187              5.082               4.965              4.851
                 101-10             5.256              5.157              5.044               4.918              4.794
                 101-14             5.233              5.127              5.006               4.870              4.738
                 101-18             5.211              5.098              4.969               4.823              4.681
                 101-22             5.188              5.068              4.931               4.776              4.625
                 101-26             5.166              5.039              4.893               4.729              4.569
                 101-30             5.144              5.009              4.855               4.682              4.513
                 102-02             5.121              4.980              4.818               4.635              4.458
                 102-06             5.099              4.951              4.780               4.589              4.402
                 102-10             5.077              4.921              4.743               4.542              4.346

                    WAL              7.56               5.27               3.87                2.96               2.42

               Mod Durn              5.45               4.13               3.23                2.59               2.18

         Payment Window     May03 - Jan32      May03 - Dec28     May03 - Sep 23       May03 - Jan17      May03 - Feb10
------------------------ ----------------- ------------------ ------------------ ------------------- ------------------






                              6.072840870
                              5.758471
                              360

------------------------  ------------------- -------------------

         Price                 175 PPC             200 PPC
------------------------  ------------------- -------------------
                                       Yield               Yield
------------------------  ------------------- -------------------
                 100-10                5.203               5.158
                 100-14                5.137               5.083
                 100-18                5.071               5.009
                 100-22                5.006               4.936
                 100-26                4.940               4.862
                 100-30                4.875               4.788
                 101-02                4.810               4.715
                 101-06                4.745               4.642
                 101-10                4.680               4.569
                 101-14                4.615               4.496
                 101-18                4.550               4.423
                 101-22                4.486               4.350
                 101-26                4.421               4.278
                 101-30                4.357               4.206
                 102-02                4.293               4.133
                 102-06                4.229               4.061
                 102-10                4.165               3.989

                    WAL                 2.08                1.83

               Mod Durn                 1.89                1.68

         Payment Window        May03 - Sep08       May03 - Nov07
------------------------  ------------------- -------------------



4/21/2003 08:14 PM

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. This information is furnished to you solely by Deutsche Bank Securities Inc., and not by the Issuer or any of its affiliates. Deutsche Bank Securities Inc. is acting as underwriter and not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.

                                 RAST03A5 - A6




Deutsche Bank Securities   CMO Trading 212-469-2669

Balance                  $34,759,615.00       Delay                 0                     Index
Coupon                   6.1900               Dated                 04/25/2003            Mult/Margin
Settle                   04/29/2003           First Payment         05/25/2003            Cap/Floor

------------------ --------------- -------------- --------------- --------------- -------------- ---------------
      Price            5 CPR          10 CPR          15 CPR          20 CPR         25 CPR          30 CPR
------------------ --------------- -------------- --------------- --------------- -------------- ---------------
                            Yield          Yield           Yield           Yield          Yield           Yield
------------------ --------------- -------------- --------------- --------------- -------------- ---------------
             9-08          66.621         57.739          48.000          36.930         24.474          10.966
             9-10          66.049         57.180          47.447          36.374         23.910          10.398
             9-12          65.486         56.629          46.903          35.826         23.354           9.838
             9-14          64.931         56.086          46.367          35.285         22.806           9.285
             9-16          64.384         55.551          45.838          34.753         22.265           8.740
             9-18          63.846         55.024          45.318          34.227         21.731           8.201
             9-20          63.315         54.505          44.804          33.709         21.205           7.669
             9-22          62.792         53.993          44.298          33.197         20.685           7.145
             9-24          62.276         53.488          43.799          32.693         20.172           6.627
             9-26          61.768         52.991          43.307          32.195         19.665           6.115
             9-28          61.267         52.501          42.822          31.704         19.165           5.610
             9-30          60.774         52.017          42.344          31.220         18.672           5.111
            10-00          60.287         51.540          41.872          30.742         18.184           4.618
            10-02          59.806         51.070          41.406          30.270         17.703           4.132
            10-04          59.333         50.607          40.947          29.804         17.228           3.651
            10-06          58.866         50.149          40.494          29.344         16.758           3.176
            10-08          58.405         49.698          40.047          28.890         16.294           2.707

              WAL           10.03           5.90            3.83            2.72           2.11            1.72

         Mod Durn            1.24           1.27            1.28            1.27           1.25            1.24

    Payment Window   May03 - May30 May03 - Mar24   May03 - Jul17   May03 - Oct11  May03 - Mar09   May03 - Dec07

        LIBOR_1MO           1.310          1.310           1.310           1.310          1.310           1.310
------------------ --------------- -------------- --------------- --------------- -------------- ---------------





                   LIBOR_1MO/1.31       WAC                6.072840870
                   -1/7.5               NET                5.758471
                   7.5/0.               WAM                360

------------------ --------------- --------------- -------------- ---------------
      Price            35 CPR          40 CPR         45 CPR          50 CPR
------------------ --------------- --------------- -------------- ---------------
                            Yield           Yield          Yield           Yield
------------------ --------------- --------------- -------------- ---------------
             9-08          -3.523         -18.920        -35.056         -51.800
             9-10          -4.091         -19.484        -35.611         -52.339
             9-12          -4.652         -20.041        -36.158         -52.871
             9-14          -5.205         -20.591        -36.699         -53.396
             9-16          -5.752         -21.133        -37.232         -53.914
             9-18          -6.291         -21.669        -37.759         -54.425
             9-20          -6.823         -22.198        -38.279         -54.931
             9-22          -7.349         -22.720        -38.793         -55.429
             9-24          -7.868         -23.236        -39.300         -55.922
             9-26          -8.381         -23.746        -39.801         -56.409
             9-28          -8.887         -24.249        -40.296         -56.889
             9-30          -9.387         -24.746        -40.784         -57.364
            10-00          -9.881         -25.237        -41.267         -57.833
            10-02         -10.369         -25.722        -41.745         -58.297
            10-04         -10.852         -26.202        -42.216         -58.755
            10-06         -11.328         -26.676        -42.682         -59.207
            10-08         -11.799         -27.144        -43.143         -59.655

              WAL            1.43            1.22           1.05            0.91

         Mod Durn            1.23            1.24           1.26            1.30

    Payment Window  May03 - Mar07   May03 - Aug06  May03 - Feb06   May03 - Oct05

        LIBOR_1MO           1.310           1.310          1.310           1.310
------------------ --------------- --------------- -------------- ---------------






4/21/2003 08:12 PM

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. This information is furnished to you solely by Deutsche Bank Securities Inc., and not by the Issuer or any of its affiliates. Deutsche Bank Securities Inc. is acting as underwriter and not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.